UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2014

Date of Report (Date of earliest event reported)

Actuate Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-24607	94-3193197
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

951 Mariners Island Boulevard

San Mateo, California 94404

(Address of principal executive offices)(Zip Code)

(650) 645-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment to Change in Control Agreements

As previously disclosed, on July 24, 2014, Actuate Corporation (the “Company”) entered into letter agreements with each of Peter I. Cittadini, the Company’s Chief Executive Officer and President, and Daniel A. Gaudreau, the Company’s Senior Vice President Operations and Chief Financial Officer to amend and restate their previous change in control severance benefit agreements to provide for certain severance benefits in connection with a change in control of the Company (the “Change in Control Agreements”). On December 5, 2014, the Company entered into an Amendment to Letter Agreement, which further amended the Change in Control Agreements, as previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 5, 2014. On December 15, 2014, each of Mr. Cittadini and Mr. Gaudreau entered into an additional Amendment to Letter Agreement, which further amends the Change in Control Agreements (each, a “CIC Amendment”).

Each of Mr. Cittadini’s and Mr. Gaudreau’s CIC Amendments corrects the Change in Control Agreements to align with the intention of the Company and each of Mr. Cittadini and Gaudreau to provide that the period of health care continuation coverage is 18 months following termination of employment as reflected in the prior version of the Change in Control Agreements in effect through their amendment and restatement on July 24, 2014. Following the CIC Amendments, the Change in Control Agreements provide that each of Mr. Cittadini and Mr. Gaudreau will be entitled to receive continued health care coverage at the Company’s expense for a period of up to 18 months following the date he actually terminates employment with the Company or its affiliates (for any reason).

The foregoing descriptions of the CIC Amendments do not purport to be complete and are qualified in their entirety by reference to the CIC Amendments for each of Mr. Cittadini and Mr. Gaudreau, which are attached as Exhibits 10.1 and 10.2, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment to Letter Agreement, dated as of December 15, 2014, by and between Actuate Corporation and Peter I. Cittadini.

10.2	Amendment to Letter Agreement, dated as of December 15, 2014, by and between Actuate Corporation and Daniel A. Gaudreau.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actuate Corporation

Date: December 15, 2014	By:	/s/ Peter I. Cittadini
Name: Peter I. Cittadini
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment to Letter Agreement, dated as of December 15, 2014, by and between Actuate Corporation and Peter I. Cittadini.

10.2	Amendment to Letter Agreement, dated as of December 15, 2014, by and between Actuate Corporation and Daniel A. Gaudreau.